EXHIBIT 23.2
                                  ------------

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We have issued our report dated January 30, 2004 accompanying the consolidated financial statements included in the Annual Report of Georgian Bancorporation, Inc. on Form 10-KSB for the year ended December 31, 2003. We hereby consent to the incorporation by reference of said report in this Registration Statement of Georgian Bancorporation, Inc. on Form S-8.



                                              /s/  Porter Keadle Moroe, LLP

Atlanta, Georgia
July 29, 2004